                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)           January 28, 1999  (January 20, 1999)
                                                      ----------------------------------------------

                          RENTAL SERVICE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                                         000-21237                               33-0569350
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(State or Other Jurisdiction of Incorporation)             (Commission File Number)           (IRS Employer Identification No.)

6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona           85254
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(Address of Principal Executive Offices)                           (Zip Code)

                                (602) 905-3300
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             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     Rental Service Corporation, a Delaware corporation ("RSC"), announced on January 21, 1999, that it had entered into an Agreement and Plan of Merger, dated as of January 20, 1999 (the "Merger Agreement"), between RSC and NationsRent, Inc., a Delaware corporation ("NationsRent"), pursuant to which NationsRent will merge (the "Merger") with and into RSC, with RSC as the surviving corporation in the Merger. The name of the combined company after the Merger will be "RSC NationsRent."

     As more specifically set forth in the Merger Agreement, in the Merger, (1) each issued and outstanding share of common stock, par value $.01 per share, of NationsRent (the "NationsRent Common Stock") (other than shares of NationsRent Common Stock owned by RSC or any direct or indirect subsidiary of RSC, shares of NationsRent Common Stock owned or held in treasury by NationsRent or shares of NationsRent owned by any direct or indirect subsidiary of NationsRent) shall be converted into and become exchangeable for 0.355 of a share of common stock, par value $.01 per share, of RSC (the "RSC Common Stock") and (2) each issued and outstanding share of RSC Common Stock shall remain unchanged by the Merger and shall remain issued and outstanding after the Merger.

     The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes and is expected to be treated as a pooling of interests for financial accounting purposes. RSC expects the Merger to generate significant consolidation benefits and to be immediately accretive to per share earnings. Cost savings in the first twelve months of combined operations are expected to be at least $15 million.

     The Merger is subject to the approval and adoption of the Merger Agreement by the stockholders of RSC and the stockholders of NationsRent and approval of an increase in the number of authorized shares of RSC Common Stock by the stockholders of RSC. Stockholders of NationsRent who hold approximately 46% of the issued and outstanding shares of NationsRent Common Stock have entered into an agreement with RSC to vote their shares in favor of the approval and adoption of the Merger Agreement.

     The only conditions to the consummation of the Merger, other than the aforementioned stockholder approvals, are the following: (1) the receipt of all required regulatory consents; (2) the absence of any law, order or judgment of any governmental authority that restrains, enjoins or otherwise prohibits the Merger or that would have a material adverse effect on the combined companies following the Merger; (3) the effectiveness of the registration statement registering the shares of RSC Common Stock to be issued in the Merger; (4) the authorization of the listing of such shares on the New York Stock Exchange; (5) the receipt of all state securities and "blue sky" permits and approvals; (6) the accuracy of the representations and warranties of each of RSC and NationsRent set forth in the Merger Agreement in all material respects; (7) the performance by each of RSC and NationsRent of their respective material obligations under the Merger Agreement; (8) the receipt by each of RSC and NationsRent of all material consents required from third parties; and (9) the receipt by each of RSC and NationsRent of opinions of their respective legal counsel with respect to the qualification of the Merger as a "reorganization" under the Internal Revenue Code. The Merger is expected to close in the second quarter of 1999.

     Pursuant to the Merger Agreement, the termination of the Merger Agreement by either party under certain specified circumstances will require one party to pay the other party $5 million in expenses and an additional $35 million as a termination fee. RSC and NationsRent have also entered into reciprocal stock option agreements. RSC has granted NationsRent an option to purchase 4,795,431 shares (subject to certain adjustments) of RSC Common Stock (19.9% of RSC's issued and outstanding common stock on January 19, 1999) pursuant to a Stock Option Agreement, dated as of January 20, 1999, between RSC and NationsRent. NationsRent has granted RSC an option to purchase 11,067,986 shares (subject to certain adjustments) of NationsRent Common Stock (19.9% of NationsRent's issued and outstanding common stock on January 19, 1999) pursuant to a Stock Option Agreement, dated as of January 20, 1999, between NationsRent and RSC. Each option becomes exercisable upon the occurrence of any event that would result in the holder of the option being entitled to a termination fee under the Merger Agreement.

RSC has also amended its bylaws to: (i) change the provisions dealing with nominations for election of directors or proposals of other business to be considered at annual or special meetings of stockholders to, among other things, extend the time periods for advance notice of directors' nominations and provide that the only business to be conducted at a special meeting of stockholders will be the business brought before the meeting pursuant to RSC's notice of the meeting; (ii) change the provisions relating to stockholder action without a meeting by written consent to, among other things, provide for fixing record dates for such consents; and (iii) make certain other changes.

This Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current plans and expectations of RSC and NationsRent with respect to a combined RSC NationsRent and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, risks associated with the absence of a combined operating history, the companies' acquisition strategy, the integration of acquisitions, the availability of additional capital, variations in stock prices and interest rates, competition and fluctuations in quarterly operating results and other risks and uncertainties described in the companies' filings with the Securities and Exchange Commission.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Businesses Acquired

               None

          (b)  Pro Forma Financial Information

               None

          (c)  Exhibits


               Exhibit Number                      Description
               --------------     ----------------------------------------------

                    3.1 Form of Amended and Restated Bylaws of Rental Service Corporation.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENTAL SERVICE CORPORATION
                                       --------------------------
                                              (Registrant)


Date: January 28, 1999                 By:  /s/ Robert M. Wilson
                                            ------------------------------------
                                                Robert M. Wilson
                                                Executive Vice President and
                                                Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit Number                              Description
--------------     -------------------------------------------------------------

    3.1            Form of Amended and Restated Bylaws of Rental Service
                   Corporation.